SEMI-ANNUAL REPORT


SMITH BARNEY
ARIZONA
MUNICIPALS
FUND INC.

--------------------------------
November 30, 1996

[LOGO] SMITH BARNEY MUTUAL FUNDS

       Investing for your future.
       Every day.

--------------------------------------------------------------------------------
SMITH BARNEY ARIZONA MUNICIPALS FUND INC.
--------------------------------------------------------------------------------

Dear Shareholder:

We are pleased to provide you with the semi-annual report for the Smith Barney Arizona Municipals Fund for the period ended November 30, 1996. In this report, we summarize the period's prevailing economic and market conditions and outline our portfolio strategy. A detailed summary of the Fund's performance can be found in the appropriate sections that follow in the semi-annual report.

For the six months ended November 30, 1996, the Class A shares of the Arizona Municipals Fund had a total return of 6.30%. This compares favorably to the average return of 6.24% for Arizona tax-exempt funds as reported by Lipper Analytical Services, Inc. (Lipper is an independent fund tracking organization.) Over the six-month period covered by this report, the Fund distributed dividends totaling $0.259 per share for Class A shares; based on its net asset value (NAV) of $10.31 as of November 30, 1996 and current dividend rate of $0.0445 per share, this equates to an annualized distribution rate of 5.18%. For an Arizona state resident in the combined federal and state income tax bracket of 41.60%, the tax free yield of 5.18% is equivalent to a taxable yield of 8.87%.

Market and Economic Overview

Throughout 1996, the U.S. economy has continued to enjoy a healthy recovery which began over six years ago. The national unemployment rate has fallen from around 7.50% in 1992, to just over 5.00% in 1996. Consumer price inflation has remained virtually unchanged since the end of 1991, and producer prices still appear to be declining on a long-term basis. Although there were little signs of inflation in 1996, the strength of the U.S. economy, particularly during the first two quarters of 1996, caused inflation fears to rise among many investors throughout most of the year. In addition, the debate over whether or not the Federal Reserve Board (the Fed) would raise interest rates continued to linger over the U.S. bond markets, which added to bond market volatility between April and September. However, during the third quarter of 1996, U.S. economic growth moderated, fears of inflation subsided, and interest rates broke out of the trading range of 6.75% to 7.20% that had existed since April. As of November 30, 1996, the yield on the 30-year Treasury was 6.36%. The recent bond market rally was fueled by data that seem to suggest inflation is virtually non-existent in the U.S. economy, as well as the announcement that the Fed left rates unchanged at its most recent Federal Open Market Committee meeting.

Municipal bond yields have also declined recently as many investors became comforted by the fact that any radical tax reform that could have resulted from the November elections was purely political rhetoric. Looking ahead into 1997, we believe that any future tax reform will be moderate at best. While some may say that municipal bonds are now "rich" relative to Treasuries, as opposed to being "inexpensive" throughout the first half of the year, we disagree. In our view, municipal bonds are now more fairly priced relative to Treasuries.

Arizona Economic Highlights

Arizona continues to attract high numbers of new residents which has helped the State's economy keep its strong growth momentum. In fact, the State recorded the second largest increase in population in 1995 at 3.50%, and in 1996 Arizona's population is forecast to rise 3.00%. New residents have helped increase retail sales and kept the housing market strong despite higher mortgage rates. In addition, new state residents have provided a growing labor pool for new employment. So far this year, Arizona ranks fourth in the nation in terms of new jobs created, and manufacturing jobs are expected to increase in coming years as a result of new semiconductor plants currently under construction in the Phoenix area. However, despite Arizona's healthy economy, there have been recent signs that the State's growth rate may not be sustainable at current levels. For example, the unemployment rate in Arizona is in line with the national rate of just over 5.00%, and just this past year alone, the State's labor force grew by 4.10%. In addition to tighter labor markets, consumer prices in Arizona have risen to their highest levels in 14 years, and consumer loan delinquencies are increasing. We expect that these factors should cause economic growth in Arizona to gradually slow during 1997.

Fund's Investment Strategy

The Arizona Municipals Fund's investment strategy continues to focus on higher coupon bonds in order to maintain an attractive level of dividend income exempt from Federal and Arizona state income taxes. In fact, the Fund raised its monthly dividend as of October 1996 from $0.0425 per share to $0.0445 per share for Class A shares and also raised the dividends in each of the Fund's other classes by an equivalent amount. In addition, we strive to maintain a high quality portfolio. The Fund has over 97% of its assets invested in investment grade securities, of which approximately 60% are rated triple-A.

Given the rate of population growth in Arizona, we are positive on housing and education bonds, and have recently increased our holdings in these sectors. As of November 30, 1996 the majority of the Fund's assets were allocated among the following types of municipal bond issues: general obligation bonds (27.3%), industrial development revenue bonds (16.7%), housing bonds

(12.2%), and education bonds (10.4%). The Fund's average weighted maturity as of November 30, 1996 was approximately 19 years.

Municipal Bond Market Outlook

Throughout 1995 and 1996, the supply of new municipal bond issues was low relative to the number of bonds that were retired. Going forward, the calling and maturing of municipal bonds will begin to slow down, but the market in our view will not see a large increase in municipal bond issuance. However, during the recent November elections, 90% of bond issues that were ballot initiatives were approved, as opposed to the 50% approval rate of two years ago. Therefore, at some point in time, we believe an increase in municipal bond issuance will occur, but not at the levels seen in years past. Nevertheless, we believe that supply and demand trends should remain intact over the next couple of years.

In our opinion, another factor that could have a future impact on the bond markets is the "Boskin Commission's" recent report on the Consumer Price Index
(CPI). The report suggests that the U.S. government has overstated the annual inflation rate by approximately 1.10%, and recommends that the best approach to improve the CPI might be through legislative action. If Congress and the administration take steps to improve the accuracy of the CPI, we believe it will be positive for the bond markets which tend to perform better in a lower-inflation environment.

On a short-term basis, we expect to see the recent bond market rally to continue, at least into the first quarter of 1997. In our view, the Fed should remain on the sidelines for now, but may be compelled to raise short-term interest rates during the first quarter of 1997 if the fourth quarter U.S. economic numbers show any signs of inflation.

In closing, thank you for investing in the Smith Barney Arizona Municipals Fund. We look forward to continuing to help you achieve your financial goals.

Sincerely,


/s/ Heath B. McLendon                   /s/ Lawrence T. McDermott

Heath B. McLendon                       Lawrence T. McDermott
Chairman and                            Vice President and
Chief Executive Officer                 Investment Officer

December 16, 1996

--------------------------------------------------------------------------------
Historical Performance -- Class A Shares
--------------------------------------------------------------------------------

                        Net Asset Value
                      --------------------

                      Beginning     End       Income   Capital Gain             Total
Period Ended          of Period  of Period  Dividends  Distributions  Capital  Returns(1)
=========================================================================================

11/30/96               $ 9.95     $10.31      $0.26       $0.00        $0.00     6.30%+
-----------------------------------------------------------------------------------------
5/31/96                 10.09       9.95       0.52        0.00         0.00     3.82
-----------------------------------------------------------------------------------------
5/31/95                  9.82      10.09       0.54        0.06         0.00     9.38
-----------------------------------------------------------------------------------------
5/31/94                 10.40       9.82       0.53        0.21         0.00     1.33
-----------------------------------------------------------------------------------------
5/31/93                  9.84      10.40       0.57        0.08         0.02    12.92
-----------------------------------------------------------------------------------------
5/31/92                  9.63       9.84       0.60        0.06         0.04     9.86
-----------------------------------------------------------------------------------------
5/31/91                  9.49       9.63       0.68        0.00         0.00     8.92
-----------------------------------------------------------------------------------------
5/31/90                  9.66       9.49       0.71        0.05         0.00     6.31
-----------------------------------------------------------------------------------------
5/31/89                  9.22       9.66       0.69        0.00         0.00    12.70
-----------------------------------------------------------------------------------------
Inception*- 5/31/88      9.60       9.22       0.59        0.00         0.00     2.32+
=========================================================================================
Total                                         $5.69       $0.46        $0.06
=========================================================================================

--------------------------------------------------------------------------------
Historical Performance -- Class B Shares
--------------------------------------------------------------------------------

                        Net Asset Value
                      --------------------
                      Beginning     End       Income   Capital Gain             Total
Period Ended          of Period  of Period  Dividends  Distributions  Capital  Returns(1)
=========================================================================================
11/30/96               $ 9.95     $10.31      $0.23       $0.00        $0.00    6.04%+
-----------------------------------------------------------------------------------------
5/31/96                 10.09       9.95       0.47        0.00         0.00    3.30
-----------------------------------------------------------------------------------------
5/31/95                  9.82      10.09       0.49        0.06         0.00    8.78
-----------------------------------------------------------------------------------------
5/31/94                 10.40       9.82       0.49        0.21         0.00    0.84
-----------------------------------------------------------------------------------------
Inception*- 5/31/93      9.97      10.40       0.29        0.08         0.01    8.31+
=========================================================================================
Total                                         $1.97       $0.35        $0.01
=========================================================================================

--------------------------------------------------------------------------------
Historical Performance -- Class C Shares
--------------------------------------------------------------------------------

                        Net Asset Value
                      --------------------
                      Beginning     End       Income   Capital Gain             Total
Period Ended          of Period  of Period  Dividends  Distributions  Capital  Returns(1)
=========================================================================================
11/30/96               $ 9.95     $10.31      $0.23      $0.00         $0.00    6.01%+
-----------------------------------------------------------------------------------------
5/31/96                 10.09       9.95       0.47       0.00          0.00    3.26
-----------------------------------------------------------------------------------------
Inception*- 5/31/95      9.28      10.09       0.23       0.06          0.00   12.10+
=========================================================================================
Total                                         $0.93      $0.06         $0.00
=========================================================================================

IT IS THE FUND'S POLICY TO DISTRIBUTE DIVIDENDS MONTHLY AND CAPITAL GAINS, IF ANY, ANNUALLY.

--------------------------------------------------------------------------------
Average Annual Total Return
--------------------------------------------------------------------------------

                                            Without Sales Charge(1)
                                         ----------------------------
                                          Class A   Class B   Class C
=====================================================================
Six Months Ended 11/30/96+                  6.30%     6.04%   6.01%
---------------------------------------------------------------------
Year Ended 11/30/96                         5.40      4.89    4.93
---------------------------------------------------------------------
Five Years Ended 11/30/96                   7.70       N/A     N/A
---------------------------------------------------------------------
Inception* through 11/30/96                 7.71      6.48   10.88
=====================================================================

                                              With Sales Charge(2)
                                         ----------------------------
                                          Class A   Class B   Class C
=====================================================================
Six Months Ended 11/30/96+                  2.09%     1.54%   5.01%
---------------------------------------------------------------------
Year Ended 11/30/96                         1.17      0.39    3.93
---------------------------------------------------------------------
Five Years Ended 11/30/96                   6.82       N/A     N/A
---------------------------------------------------------------------
Inception* through 11/30/96                 7.25      6.48   10.88
=====================================================================

--------------------------------------------------------------------------------
Cumulative Total Return
--------------------------------------------------------------------------------

                                            Without Sales Charge(2)
=====================================================================
Class A (Inception* through 11/30/96)              102.58%
---------------------------------------------------------------------
Class B (Inception* through 11/30/96)               30.13
---------------------------------------------------------------------
Class C (Inception* through 11/30/96)               22.71
=====================================================================

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and C shares.
(2) Assumes reinvestment of all dividends and capital gains distributions, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 4.00% and Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from initial purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from initial purchase.
* Inception dates for Class A, B and C shares are June 1, 1987, November 6, 1992 and December 8, 1994, respectively.
+ Total return is not annualized, as it may not be representative of the total return for the year.

--------------------------------------------------------------------------------
Historical Performance (unaudited)
--------------------------------------------------------------------------------

                Growth of $10,000 Invested in Class A Shares of
                   Smith Barney Arizona Municipals Fund vs.
                     the Lehman Municipal Bond Fund Index+
--------------------------------------------------------------------------------
                          June 1987 -- November 1996

                                   [GRAPHIC]

                Smith Barney                    Lehman
          Arizona Municipals Fund       Municipal Bond Fund Index

6/1/87            $ 9,600                      $10,000
5/88                9,822                       10,897
5/89               11,070                       12,151
5/90               11,768                       13,041
5/91               12,818                       14,356
5/92               14,082                       15,766
5/93               15,900                       17,652
5/94               16,111                       18,088
5/95               17,622                       19,737
5/96               18,295                       19,555
11/30/96           19,448                       20,824

+ Hypothetical illustration of $10,000 invested in Class A shares at inception on June 1, 1987, assuming deduction of the maximum 4.00% sales charge at the time of investment and reinvestment of dividends and capital gains, if any, at net asset value through November 30, 1996. The Lehman Municipal Bond Fund Index is a broad based, total return index comprised of 8,000 actual bonds which are all investment grade, fixed rate, long-term maturities (greater than two years) and are selected from issues larger than $50 million dated since January, 1994. The index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. The performance of the Fund's other classes may be greater or less than the Class A shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

    All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

--------------------------------------------------------------------------------
Portfolio Highlights (unaudited)                               November 30, 1996
--------------------------------------------------------------------------------

Industry Breakdown

                                   [GRAPHIC]

                General Obligation                              27.3%
                Education                                       10.4
                Water & Sewer                                    2.8
                Utility                                          4.7
                Short-Term                                       0.8
                Pollution Control                                7.7
                Miscellaneous                                    7.5
                Life Care Systems                                2.9
                Industrial Development                          16.7
                Housing                                         12.2
                Hospital                                         7.0



SUMMARY OF INVESTMENTS BY COMBINED RATINGS

                                              STANDARD &       PERCENTAGE OF
    MOODY'S          AND/OR                     POOR'S       TOTAL INVESTMENTS
--------------------------------------------------------------------------------
     Aaa                                         AAA              60.0%
     Aa                                          AA               18.1
      A                                           A                5.7
     Baa                                         BBB              12.5
    VMIG 1                                       A-1+              0.8
     NR                                          NR                2.9
                                                                 ------
                                                                 100.0%
                                                                 ======

--------------------------------------------------------------------------------
Schedule of Investments (unaudited)                            November 30, 1996
--------------------------------------------------------------------------------


 FACE
AMOUNT         RATING                           SECURITY                               VALUE
===============================================================================================
Education -- 10.4%
$1,050,000   AAA        Maricopa County School District No. 31, Series A,
                          AMBAC-Insured, 6.100% due 7/1/11                           $1,111,688
 1,000,000   AAA        Maricopa County School District No. 40,
                          Glendale School Improvement, AMBAC-Insured,
                          6.300% due 7/1/11                                           1,081,250
                        Maricopa County School District No. 80, FGIC-Insured:
   750,000   AAA          Chandler School, 6.000% due 7/1/13                            798,750
 1,000,000   AAA          Partially Pre-Refunded --  Escrowed with
                            U.S. Government Securities to 7/1/06 Call @ 100,
                            5.800% due 7/1/12                                         1,041,250
 1,000,000   AAA        Maricopa County Union High School, FGIC-Insured,
                          District No. 213, Temporary School Improvement,
                          6.000% due 7/1/10                                           1,067,500
   780,000   AAA        Pima County School District No. 20, Series A,
                          AMBAC-Insured, 5.900% due 7/1/09                              825,825
   500,000   AAA        Pinal County School District No. 43, Series A,
                          5.850% due 7/1/15                                             522,500
-----------------------------------------------------------------------------------------------
                                                                                      6,448,763
-----------------------------------------------------------------------------------------------
General Obligation -- 27.3%
   520,000   AAA        Arizona State COP, AMBAC-Insured, 6.250% due 9/1/10             559,650
   250,000   AAA        Arizona State Municipal Financing Program, COP, Series 20,
                          BIG-Insured, (Escrowed to Maturity with U.S.
                          Government Securities), 7.625% due 8/1/06                     290,313
   450,000   AAA        Cochise County COP, MBIA-Insured, 6.750% due 8/1/03             458,100
   750,000   AAA        Cochise County Unified School District, FGIC-Insured,
                          7.500% due 7/1/10                                             915,000
 1,000,000   AAA        Maricopa County Elementary School District 68,
                          Alhambra, Refunding and Improvement,
                          5.625% due 7/1/13                                           1,018,750
                        Maricopa County School District. No. 8, Osborn Elementary:
 1,000,000   A1*          7.500% due 7/1/09                                           1,210,000
 1,000,000   AAA          5.875% due 7/1/14                                           1,053,750
                        Maricopa County School District. No. 11, Peoria,
                          MBIA-Insured, (Partially Pre-Refunded -- Escrowed with
                          U.S. Government Securities to 7/1/01 Call @ 101):
 1,000,000   AAA            6.400% due 7/1/10                                         1,068,750
   500,000   AAA            7.000% due 7/1/10                                           550,625
   650,000   AAA        Maricopa County School District No. 14, Creighton
                          School Improvement Project 1990, Series C,
                          FGIC-Insured, 6.500% due 7/1/08                               736,938
   100,000   AAA        Maricopa County School District No. 98 Fountain Hills,
                          FGIC-Insured, 6.625% due 7/1/10                               108,000


                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                November 30, 1996
--------------------------------------------------------------------------------


 FACE
AMOUNT         RATING                           SECURITY                               VALUE
===============================================================================================
General Obligation -- 27.3% (continued)
$1,000,000   AAA        Maricopa County School District No. 216, FGIC-Insured,
                          (Partially Pre-Refunded -- Escrowed with U.S.
                          Government Securities to 7/1/01 Call @ 101),
                          6.700% due 7/1/11                                          $1,092,000
   750,000   AAA        Mohave County School District No. 1, FGIC-Insured,
                          5.900% due 7/1/15                                             785,620
   500,000   AAA        Navajo County School District No. 32, Blue Ridge,
                          Series A, CGIC-Insured, 6.000% due 7/1/09                     526,875
                        Phoenix GO Refunding:
 1,400,000   AA+          Series A, 6.250% due 7/1/17                                 1,601,250
 1,555,000   AA+          Series C, 6.000% due 7/1/09                                 1,727,994
 1,000,000   AAA        Pima County Unified School District No. 1, Tucson,
                          FGIC-Insured, 7.500% due 7/1/10                             1,230,000
   300,000   A          Puerto Rico Commonwealth GO, (Partially Pre-Refunded --
                          Escrowed with U.S. Government Securities to
                          7/1/98 Call @ 102) 8.000% due 7/1/08 (a)                      321,375
   500,000   A          Scottsdale Mountain Communication Facilities,
                          District No. 3, Series A, 6.200% due 7/1/17                   508,125
 1,000,000   AAA        Tucson GO, Series 1984-G, FGIC-Insured,
                          6.250% due 7/1/18                                           1,070,000
    30,000   AAA        Virgin Island Public Finance Authority Revenue,
                          Series A, (Escrowed to Maturity with
                          U.S. Government Securities), 7.300% due 10/1/18                36,825
-----------------------------------------------------------------------------------------------
                                                                                     16,870,440
-----------------------------------------------------------------------------------------------
Hospital -- 7.0%
 1,000,000   Baa*       Maricopa County Hospital Revenue, Sun Health Corp.,
                          8.125% due 4/1/12                                           1,103,750
                        Maricopa County IDA, Series A, Samaritan Health Services
                          MBIA-Insured:
   500,000   AAA          7.000% due 12/1/16                                            602,500
   400,000   AAA        John C. Lincoln Hospital, FSA-Insured,
                          7.500% due 12/1/13                                            448,000
 1,000,000   AAA        Mohave County, Authorized Hospital Systems,
                          MBIA-Insured, 5.700% due 9/1/15                             1,017,500
 1,100,000   BBB+       Phoenix IDA, Hospital Revenue, John C. Lincoln Hospital &
                          Health, 6.000% due 12/1/10                                  1,071,125
    70,000   AAA        Scottsdale IDA, Hospital Revenue, Scottsdale Memorial
                          Hospital, Series A, AMBAC-Insured, 8.500% due 9/1/17           73,499
-----------------------------------------------------------------------------------------------
                                                                                      4,316,374
-----------------------------------------------------------------------------------------------
Housing -- 12.2%
                        Casa Grande IDA, Multi-Family Housing:
   235,000   AAA          Center Park Apartments, 7.125% due 12/1/10                    237,999
   245,000   AAA          Quail Gardens Apartments, 7.125% due 12/1/10                  248,126
   755,000   AAA        Douglas Housing Finance Corp., 7.000% due 1/1/24                803,131
   380,000   Aaa*       Maricopa County IDA, Statewide Single-Family Mortgage
                          Revenue, GNMA-Collateralized, 8.050% due 9/1/23 (b)           400,900

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                November 30, 1996
--------------------------------------------------------------------------------


 FACE
AMOUNT         RATING                           SECURITY                               VALUE
===============================================================================================
Housing -- 12.2% (continued)
                        Phoenix IDA:
$  650,000   AAA          Mortgage Revenue, (Chris Ridge Village Project)
                            FHA-Insured, 6.750% due 11/1/12                          $  679,250
 1,000,000   AA           Multi-Family Housing Revenue, Woodstone & Silver
                            Springs 6.250% due 4/1/23                                 1,025,000
   500,000   AAA          Single-Family Mortgage Revenue, GNMA/FNMA/FHLMC-
                            Collateralized, 6.300% due 12/1/12 (b)                      518,750
                        Pima County IDA, Multi-Family Housing Revenue:
   245,000   AAA          Eastside Place Project, FNMA-Collateralized,
                            7.125% due 12/1/10                                          251,238
   485,000   AA           Rancho Mirage Project, 7.050% due 4/1/22 (b)                  495,913
 1,500,000   AAA          Single-Family Mortgage Revenue, GNMA-Collateralized,
                            6.750% due 11/1/27 (b)(c)                                 1,571,250
   475,000   BBB          Puerto Rico Urban Housing Revenue Bonds,
                             7.875% due 10/1/04                                         523,094
   245,000   AAA          Sierra Vista IDA, Multi-Family Housing, (Steppes
                            Apartment Project), FNMA-Insured, 7.125% due 12/1/10        246,139
   500,000   AAA          Yuma County IDA, Multi-Family Housing, (Alexandra
                            Sands Apartment Project), FHA-Insured,
                            7.700% due 12/1/29(b)                                       527,500
-----------------------------------------------------------------------------------------------
                                                                                      7,528,290
-----------------------------------------------------------------------------------------------
Industrial Development -- 16.7%
   900,000   AAA          Glendale Municipal Property Corp., MBIA-Insured,
                            7.000% due 7/1/09                                           959,625
   990,000   AAA          Maricopa County IDA, Series A, Multi-Family Housing
                            Revenue, Mortgage Loan, FHA-Insured,
                              5.900% due 7/1/24                                         996,188
                          Maricopa County IDA, Temple Grove Apartments Project,
                            Series A, GNMA-Collateralized:
 1,000,000   AAA              6.150% due 7/20/28                                      1,006,250
 1,000,000   AAA              6.200% due 1/20/39                                      1,006,250
 1,000,000   AAA          Mohave County IDA, (Citizens Utility Project),
                            Series B, 7.050% due 8/1/20                               1,092,500
   750,000   NR           Navajo County IDA, IDR, 7.400% due 4/1/26                     781,875
   830,000   AAA          Pima County IDA, Industrial Revenue Refunding,
                            FSA-Insured, 7.250% due 7/15/10                             923,375
   500,000   A            Pinal County IDA, Solid Waste Disposal, (Browning Ferris
                            Industries, Inc. Project), 5.000% due 2/1/06                496,250
                          Tempe IDA, Friendship Village Refunding, Series A:
   350,000   NR             6.200% due 12/1/03                                          351,750
   250,000   NR             6.250% due 12/1/04                                          250,938
 1,000,000   AA           Tucson COP, 6.375% due 7/1/09                               1,075,000
 1,275,000   AAA          Tucson Local Development Finance Corp.,
                            Lease Revenue, FGIC-Insured, 6.250% due 7/1/12            1,364,250
-----------------------------------------------------------------------------------------------
                                                                                     10,304,251
-----------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                November 30, 1996
--------------------------------------------------------------------------------

   FACE
  AMOUNT     RATING                       SECURITY                                     VALUE
===============================================================================================
===============================================================================================
Life Care Systems--2.9%
$  460,000   NR           Peoria IDA, (Sierra Winds Life Care Project),
                            6.500% due 11/1/17                                       $  414,000
 1,375,000   AAA          Phoenix IDA, Christian Care FHA-Mortgage,
                            MBIA-Insured, 6.000% due 7/1/20                           1,411,094
-----------------------------------------------------------------------------------------------
                                                                                      1,825,094
-----------------------------------------------------------------------------------------------
Miscellaneous--7.5%
   750,000   AA*          Arizona Student Loan Revenue Acquisition Authority,
                            Series B, 6.600% due 5/1/10 (b)                             796,875
   500,000   AAA          Casa Grande Excise Tax Revenue, 6.200% due 4/1/15             530,625
   250,000   AAA          Gilbert Improvement District No. 011, FGIC-Insured,
                            7.600% due 1/1/01                                           258,150
 1,250,000   AA+          Phoenix Civic Improvement Corp., (New City Hall Project),
                            5.100% due 7/1/28                                         1,182,813
   400,000   A+           Phoenix Special Assignment, Central Avenue
                            Improvement District, 7.000% due 1/1/06                     414,580
   540,000   A-           Puerto Rico Municipal Finance Agency, Series A,
                            8.250% due 7/1/08                                           583,200
                          Sierra Vista Municipal Property Corp., AMBAC-Insured:
   355,000   AAA            6.000% due 1/1/15                                           374,525
   500,000   AAA            6.150% due 1/1/11                                           529,375
-----------------------------------------------------------------------------------------------
                                                                                      4,670,143
-----------------------------------------------------------------------------------------------
Pollution Control--7.7%
                          Coconino County Pollution Control Corp.,
                            Revenue Refunding:
 1,000,000   BBB              Arizona Public Service Co., Series A,
                                5.875% due 8/15/28                                    1,007,500
 1,000,000   BBB-             Nevada Power Co., 6.375% due 10/1/36                    1,018,750
 1,630,000   BBB          Gila County IDA, Pollution Control, 8.900% due 7/1/06       1,715,510
 1,000,000   Baa1*        Navajo County Pollution Control Corp., Arizona Public
                            Service Co., 5.875% due 8/15/28                           1,007,500
-----------------------------------------------------------------------------------------------
                                                                                      4,749,260
-----------------------------------------------------------------------------------------------
Utility--4.7%
 1,000,000   AAA          Chandler Water & Sewer Revenue Refunding,
                            FGIC-Insured, 6.250% due 7/1/13                           1,070,000
 1,500,000   Aa*          Phoenix Civic Improvement Corp., Water Systems
                            Revenue, 6.000% due 7/1/19                                1,563,750
   250,000   BBB          Prescott Valley Improvement District,
                            Sewer Collection System, Roadway Repair,
                            7.900% due 1/1/12                                           280,938
-----------------------------------------------------------------------------------------------
                                                                                      2,914,688
-----------------------------------------------------------------------------------------------
Short-Term (d)--0.8%
   500,000   A-1+         Maricopa PCR, Arizona Public Service Co., Series D,
                            3.600% due 5/1/24                                           500,000
-----------------------------------------------------------------------------------------------

                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                November 30, 1996
--------------------------------------------------------------------------------

     FACE
    AMOUNT                                 SECURITY                                 VALUE
================================================================================================
Water & Sewer--2.8%
$1,750,000   AA-          Phoenix Civic Improvement Corp., Water Systems
                            Revenue, 5.500% due 7/1/24                               $ 1,732,500
------------------------------------------------------------------------------------------------
                          TOTAL INVESTMENTS--100%
                          (Cost--$58,976,027**)                                      $61,859,803
================================================================================================

(a) Pre-Refunded bonds escrowed by U.S. Government securities and bonds escrowed to maturity by U.S. Government securities are considered by the investment adviser to be triple-A rated even if the issuer has not applied for new ratings.
(b) Income from these issuses is considered a preference item for purposes of calculating the alternative minimum tax.
(c)  Security segregated by Custodian for open market purchase commitment.
(d) Variable rate obligation payable at par on demand at anytime on no more than seven days notice.
**   Aggregate cost for Federal income tax purposes is substantially the same.

     See pages 13 and 14 for definitions of ratings and certain security descriptions.

                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
Bond Ratings
--------------------------------------------------------------------------------

All ratings are by Standard & Poor's Ratings Service ("Standard & Poor's"), except those identified by an asterisk (*) are rated by Moody's Investors Service, Inc. ("Moody's"). The definitions of the applicable rating symbols are set forth below:

Standard & Poor's -- Ratings from "AA" to "BB" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA  -- Bonds rated "AAA" have the highest rating assigned by Standard & Poor's.
        Capacity to pay interest and repay principal is extremely strong.
AA   -- Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differs from the highest rated issue only in a small degree.
A    -- Bonds rated "A" have a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.
BBB  -- Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.
BB   -- Bonds rated "BB" have less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB -" rating.

Moody's -- Numerical modifiers 1, 2 and 3 may be applied to each generic rating from "Aa" to "Baa," where 1 is the highest and 3 the lowest ranking within its generic category.

Aaa  -- Bonds that are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
Aa   -- Bonds that are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.
A    -- Bonds that are rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.
Baa -- Bonds that are rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

NR   -- Indicates that the bond is not rated by Standard & Poor's or Moody's.

--------------------------------------------------------------------------------
Short-Term Securities Ratings
--------------------------------------------------------------------------------
SP-1   -- Standard & Poor's highest rating indicating very strong or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.
A-1    -- Standard & Poor's highest commercial paper and variable-rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.
VMIG 1 -- Moody's highest rating for issues having a demand feature -- VRDO.
P-1    -- Moody's highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating.

--------------------------------------------------------------------------------
Security Descriptions
--------------------------------------------------------------------------------
ABAG       -- Association of Bay Area Governors
AIG        -- American International Guaranty
AMBAC      -- American Municipal Bond Assurance Corporation
BAN        -- Bond Anticipation Notes
BIG        -- Bond Investors Guaranty
CGIC       -- Capital Guaranty Insurance
CHFCLI     -- California Health Facility Construction Loan Insurance
CONNIE LEE -- College Construction Loan Insurance Association
COP        -- Certificate of Participation
EDA        -- Economic Development Authority
ETM        -- Escrowed To Maturity
FLAIRS     -- Floating Adjustable Interest Rate Securities
FGIC       -- Financial Guaranty Insurance Company
FHA        -- Federal Housing Administration
FHLMC      -- Federal Home Loan Mortgage Corporation
FNMA       -- Federal National Mortgage Association
FRTC       -- Floating Rate Trust Certificates
FSA        -- Federal Savings Association
GIC        -- Guaranteed Investment Contract
GNMA       -- Government National Mortgage Association
GO         -- General Obligation
HDC        -- Housing Development Corporation
HFA        -- Housing Finance Authority
IDA        -- Industrial Development Authority
IDB        -- Industrial Development Board
IDR        -- Industrial Development Revenue
INFLOS     -- Inverse Floaters Company
ISD        -- Independent School District
LOC        -- Letter of Credit
MBIA       -- Municipal Bond Investors Assurance Corporation
MVRICS     -- Municipal Variable Rate lnverse Coupon Security
PCR        -- Pollution Control Revenue
PSF        -- Permanent School Fund
RAN        -- Revenue Anticipation Notes
RIBS       -- Residual Interest Bonds
RITES      -- Residual Interest Tax-Exempt Securities
TAN        -- Tax Anticipation Notes
TECP       -- Tax-Exempt Commercial Paper
TOB        -- Tender Option Bonds
TRAN       -- Tax and Revenue Anticipation Notes
SYCC       -- Structured Yield Curve Certificate
VA         -- Veterans Administration
VRDD       -- Variable Rate Daily Demand
VRWE       -- Variable Rate Wednesday Demand

--------------------------------------------------------------------------------
Statement of Assets and Liabilities (unaudited)                November 30, 1996
--------------------------------------------------------------------------------

ASSETS:
  Investments, at value (Cost -- $58,976,027)                       $61,859,803
  Cash                                                                    3,410
  Interest receivable                                                 1,343,479
  Receivable for Fund shares sold                                         4,877
-------------------------------------------------------------------------------
  Total Assets                                                       63,211,569
-------------------------------------------------------------------------------
LIABILITIES:
  Dividends payable                                                     262,271
  Administration fees payable                                            22,235
  Investment advisory fees payable                                       16,270
  Distribution fees payable                                               5,513
  Accrued expenses                                                       59,112
-------------------------------------------------------------------------------
  Total Liabilities                                                     365,401
-------------------------------------------------------------------------------
Total Net Assets                                                    $62,846,168
===============================================================================
NET ASSETS:
  Par value of capital shares                                       $     6,094
  Capital paid in excess of par value                                60,235,403
  Undistributed net investment income                                    57,409
  Accumulated net realized loss from security transactions             (336,514)
  Net unrealized appreciation of investments                          2,883,776
-------------------------------------------------------------------------------
Total Net Assets                                                    $62,846,168
===============================================================================
Shares Outstanding:
  Class A                                                             3,951,857
-------------------------------------------------------------------------------
  Class B                                                             2,074,943
-------------------------------------------------------------------------------
  Class C                                                                67,412
-------------------------------------------------------------------------------
Net Asset Value:
  Class A (and redemption price)                                         $10.31
-------------------------------------------------------------------------------
  Class B*                                                               $10.31
-------------------------------------------------------------------------------
  Class C**                                                              $10.31
-------------------------------------------------------------------------------
Class A Maximum Public Offering Price Per Share
  (net asset value plus 4.17% of net assets value per share)             $10.74
===============================================================================

* Redemption price is NAV of Class B shares reduced by a 4.50% CDSC if shares are redeemed within one year from initial purchase (See Note 4).
** Redemption price is NAV of Class C shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.


                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
Statement of Operations (unaudited)
--------------------------------------------------------------------------------

For the Six Months Ended November 30, 1996

INVESTMENT INCOME:
  Interest                                                          $ 1,898,749
-------------------------------------------------------------------------------
EXPENSES:
  Distribution fees (Note 4)                                            103,421
  Investment advisory fees (Note 4)                                      94,347
  Administration fees (Note 4)                                           62,898
  Audit and legal                                                        21,557
  Shareholder communications                                             16,545
  Shareholder and system servicing fees                                  14,774
  Registration fees                                                      11,353
  Directors' fees                                                         6,467
  Pricing service fees                                                    5,307
  Custody                                                                 1,572
  Other                                                                   1,456
-------------------------------------------------------------------------------
  Total Expenses                                                        339,697
-------------------------------------------------------------------------------
Net Investment Income                                                 1,559,052
-------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN ON
INVESTMENTS (NOTE 5):
  Realized Gain From Security Transactions
  (excluding short-term securities):
    Proceeds from sales                                              10,545,376
    Cost of securities sold                                          10,425,657
-------------------------------------------------------------------------------
  Net Realized Gain                                                     119,719
-------------------------------------------------------------------------------
  Change in Net Unrealized Appreciation of Investments:
    Beginning of period                                                 791,221
    End of period                                                     2,883,776
-------------------------------------------------------------------------------
  Increase in Net Unrealized Appreciation                             2,092,555
-------------------------------------------------------------------------------
Net Gain on Investments                                               2,212,274
-------------------------------------------------------------------------------
Increase in Net Assets From Operations                              $ 3,771,326
===============================================================================

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

For the Six Months Ended November 30, 1996 (unaudited) and the Year Ended May 31, 1996

                                                      November 30      May 31
===============================================================================
OPERATIONS:
  Net investment income                              $ 1,559,052   $  3,365,809
  Net realized gain (loss)                               119,719       (210,049)
  Increase (decrease) in net unrealized
   appreciation                                        2,092,555       (798,864)
-------------------------------------------------------------------------------
  Increase in Net Assets From Operations               3,771,326      2,356,896
-------------------------------------------------------------------------------
DISTRIBUTIONS TO
SHAREHOLDERS FROM (NOTE 3):
  Net investment income                               (1,547,484)    (3,278,848)
-------------------------------------------------------------------------------
  Decrease in Net Assets From
    Distributions to Shareholders                     (1,547,484)    (3,278,848)
-------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 7):
  Net proceeds from sale of shares                     2,152,654      7,187,662
  Net asset value of shares issued for
   reinvestment of dividends                             719,877      1,838,662
  Cost of shares reacquired                           (6,090,191)   (10,710,274)
-------------------------------------------------------------------------------
  Decrease in Net Assets From
   Fund Share Transactions                            (3,217,660)    (1,683,950)
-------------------------------------------------------------------------------
Decrease in Net Assets                                  (993,818)    (2,605,902)

NET ASSETS:
  Beginning of period                                 63,839,986     66,445,888
-------------------------------------------------------------------------------
  End of period*                                     $62,846,168   $ 63,839,986
===============================================================================
* Includes undistributed net investment income of:   $    57,409   $     45,841
===============================================================================

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited)
--------------------------------------------------------------------------------

   1.   Significant Accounting Policies

   Smith Barney Arizona Municipals Fund Inc. ("Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company.

   The significant accounting policies consistently followed by the Fund are:
(a) security transactions are accounted for on the trade date; (b) securities are valued at the mean between the quoted bid and ask prices by an independent pricing service; (c) securities maturing within 60 days are valued at cost plus accreted discount or minus amortized premium, as applicable; (d) gains or losses on the sale of securities are calculated by using the specific identification method; (e) interest income, adjusted for amortization of premium and accretion of original issue discount, is recorded on the accrual basis; market discount is recognized upon the disposition of the security; (f) dividends and distributions to shareholders are recorded on the ex-dividend date; (g) direct expenses are charged to the Fund and each class; management fees and general fund expenses are allocated on the basis of relative net assets; (h) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (i) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ; and (j) certain prior year numbers have been restated to reflect current year's presentation. Net investment income, net realized gains, and net assets were not affected by this change.

   2.   Fund Concentration

   Since the Fund invests primarily in obligations of issuers within Arizona, it is subject to possible concentration risks associated with economic, political or legal developments or industrial or regional matters specifically affecting Arizona.

   3.   Exempt-Interest Dividends and Other Distributions

   The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular Federal income tax and from designated state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund.

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

   Capital gains distributions, if any, are taxable to shareholders, and are declared and paid at least annually.

   4.   Investment Advisory Agreement, Administration
        Agreement And Affiliated Transactions

   Smith Barney Mutual Funds Management Inc. ("SBMFM"), a subsidiary of Smith Barney Holdings Inc. ("SBH"), acts as investment adviser to the Fund. The Fund pays SBMFM an investment advisory fee calculated at the annual rate of 0.30% of average daily net assets. This fee is calculated daily and paid monthly.

   SBMFM also acts as the Fund's administrator for which the Fund pays a fee calculated at an annual rate of 0.20% of the average daily net assets up to $500 million and 0.18% of the average daily net assets in excess of $500 million. This fee is calculated daily and paid monthly.

   Smith Barney Inc. ("SB"), another subsidiary of SBH, acts as distributor of the Fund's shares. For the six months ended November 30, 1996, SB received sales charges of approximately $18,000 on sales of the Fund's Class A shares.

   There is a contingent deferred sales charge ("CDSC") of 4.50% on Class B shares if redemption occurs less than one year from initial purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC if redemption occurs within the first year from the date such investment was made. For the six months ended November 30, 1996, CDSCs paid to SB for Class B shares were approximately $45,000.

   Pursuant to a Distribution Plan, the Fund pays a service fee with respect to its Class A, B and C shares calculated at the annual rate of 0.15% of the average daily net assets for each class. In addition, the Fund pays a distribution fee with respect to its Class B and C shares calculated at the annual rate of 0.50% and 0.55%, respectively, of the average daily net assets for each class. For the six months ended November 30, 1996, total Distribution Plan fees were:

                                             Class A   Class B    Class C
================================================================================
Distribution Plan Fees                       $30,346   $70,902    $2,173
================================================================================

   All officers and one Director of the Fund are employees of SB.

-------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
-------------------------------------------------------------------------------

   5.   Investments

   During the six months ended November 30, 1996, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

===============================================================================
Purchases                                                         $ 8,493,452
-------------------------------------------------------------------------------
Sales                                                              10,545,376
===============================================================================

   At November 30, 1996, the aggregate gross unrealized appreciation and depreciation of investments were as follows:

===============================================================================
Gross unrealized appreciation                                      $2,960,786 *
Gross unrealized depreciation                                         (77,010)*
-------------------------------------------------------------------------------
Net unrealized appreciation                                        $2,883,776 *
===============================================================================
* Substantially the same for Federal income tax purposes.

   6.   Capital Loss Carryforward

   At May 31, 1996, the Fund had, for Federal income tax purposes, approximately $159,000 of capital loss carryforwards available to offset future capital gains. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed.

   The amount of expiration for the carryforward are indicated below. Expirations occurs on May 31 of the year indicated:

                                                              2003      2004
===============================================================================
Carryforward Amounts                                       $103,000   $56,000
===============================================================================

   7.   Capital Shares

   At November 30, 1996, the Fund had 500 million shares of capital stock authorized with par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, specifically related to the distribution of its shares.

   At November 30, 1996, total paid-in capital amounted to the following for each class:

                                           Class A       Class B      Class C
===============================================================================
Total Paid-in Capital                    $38,047,964   $21,521,497   $672,036
===============================================================================

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------
Transactions in shares of each class were as follows:

                                    Six Months Ended           Year Ended
                                    November 30, 1996         May 31, 1996
                                  --------------------   -----------------------
                                  Shares       Amount      Shares      Amount
================================================================================
CLASS A
Shares sold                       129,995   $ 1,315,454    410,532  $ 4,152,260
Shares issued on reinvestment      48,748       491,051    122,100    1,231,440
Shares redeemed                  (338,056)   (3,401,854)  (703,048)  (7,080,186)
--------------------------------------------------------------------------------
Net Decrease                     (159,313)  $(1,595,349)  (170,416) $(1,696,486)
================================================================================
CLASS B
Shares sold                        71,770   $   724,200    284,163  $ 2,881,142
Shares issued on reinvestment      21,739       218,938     57,991      584,879
Shares redeemed                  (266,201)   (2,684,153)  (356,975)  (3,630,088)
--------------------------------------------------------------------------------
Net Decrease                     (172,692)  $(1,741,015)   (14,821) $  (164,067)
================================================================================
CLASS C
Shares sold                        11,145   $   113,000     15,412  $   154,260
Shares issued on reinvestment         982         9,888      2,031       22,343
Shares redeemed                      (411)       (4,184)        --           --
--------------------------------------------------------------------------------
Net Increase                       11,716   $   118,704     17,443  $   176,603
================================================================================

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

For a share of each class of capital stock outstanding throughout each period:

Class A Shares                       1996(1)      1996      1995      1994(2)      1993      1992
==================================================================================================
NET ASSET VALUE,
  BEGINNING OF PERIOD               $  9.95     $ 10.09   $  9.82    $ 10.40     $  9.84   $  9.63
--------------------------------------------------------------------------------------------------
INCOME FROM OPERATIONS:
  Net investment income(3)             0.26        0.53      0.54       0.54        0.58      0.59
  Net realized and
   unrealized gain (loss)              0.36       (0.15)     0.33      (0.38)       0.65      0.32
--------------------------------------------------------------------------------------------------
Total Income From Operations           0.62        0.38      0.87       0.16        1.23      0.91
--------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income               (0.26)      (0.52)    (0.52)     (0.52)      (0.57)    (0.60)
  Overdistribution of net
   investment income                     --          --     (0.02)     (0.01)         --        --
  Net realized gains                     --          --     (0.06)     (0.21)      (0.08)    (0.06)
  Overdistribution of net
   realized gains                        --          --     (0.00)*       --          --        --
  Capital                                --          --        --         --       (0.02)    (0.04)
--------------------------------------------------------------------------------------------------
Total Distributions                   (0.26)      (0.52)    (0.60)     (0.74)      (0.67)    (0.70)
--------------------------------------------------------------------------------------------------
NET ASSET VALUE,
  END OF PERIOD                     $ 10.31     $  9.95   $ 10.09    $  9.82     $ 10.40   $  9.84
--------------------------------------------------------------------------------------------------
TOTAL RETURN                           6.30%+++    3.82%     9.38%      1.33%      12.92%     9.86%
--------------------------------------------------------------------------------------------------
NET ASSETS, END OF
     PERIOD (000S)                  $40,756     $40,917   $43,222    $44,552     $44,055   $38,759
--------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses(3)                          0.90%+      0.82%     0.82%      0.83%       0.77%     0.68%
  Net investment income                5.14+       5.20      5.37       5.24        5.66      6.02
--------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                  14%         22%       21%        49%         44%       44%
==================================================================================================

(1)  For the six months ended November 30, 1996 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method, which more appropriately presents per share data for this period since use of the undistributed net investment income method did not accord with results of operations.
(3) The investment adviser has waived all or part of its fees for the five years ended May 31, 1996. If such fees were not waived, the per share effect on net investment income and the expense ratios would have been as follows:

                          Per Share Decreases                      Expense Ratios
                       to Net Investment Income                  Without Fee Waiver
                ------------------------------------    ------------------------------------
                1996    1995    1994    1993    1992    1996    1995    1994    1993    1992
                ----    ----    ----    ----    ----    ----    ----    ----    ----    ----
     Class A   $0.02   $0.04   $0.02   $0.04   $0.02   0.99%   1.01%   1.05%   1.10%   0.90%

 *   Amount represents less than $0.01.
+++ Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------
For a share of each class of capital stock outstanding throughout each period:

Class B Shares                                   1996(1)      1996      1995      1994(2)     1993(3)
========================================================================================================
Net Asset Value, Beginning of Period            $  9.95     $ 10.09   $  9.82    $ 10.40     $  9.97
--------------------------------------------------------------------------------------------------------
Income From Operations:
  Net investment income(4)                         0.23        0.48      0.49       0.49        0.31
  Net realized and unrealized gain (loss)          0.36       (0.15)     0.33      (0.37)       0.50
--------------------------------------------------------------------------------------------------------
Total Income From Operations                       0.59        0.33      0.82       0.12        0.81
--------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                           (0.23)      (0.47)    (0.47)     (0.48)      (0.29)
  Overdistribution of net
   investment income                                 --          --     (0.02)     (0.01)         --
  Net realized gains                                 --          --     (0.06)     (0.21)      (0.08)
  Overdistribution of net realized gains             --          --     (0.00)*       --          --
  Capital                                            --          --        --         --       (0.01)
--------------------------------------------------------------------------------------------------------
Total Distributions                               (0.23)      (0.47)    (0.55)     (0.70)      (0.38)
--------------------------------------------------------------------------------------------------------
Net Asset Value, End Of Period                  $ 10.31     $  9.95   $ 10.09    $  9.82     $ 10.40
--------------------------------------------------------------------------------------------------------
Total Return                                       6.04%+++    3.30%     8.78%      0.84%       8.31%+++
--------------------------------------------------------------------------------------------------------
Net Assets, End Of Period (000S)                $21,395     $22,369   $22,838    $19,306     $ 8,149
--------------------------------------------------------------------------------------------------------
Ratios To Average Net Assets:
  Expenses(4)                                      1.41%+      1.33%     1.33%      1.35%       1.33%+
  Net investment income                            4.63+       4.69      4.85       4.73        5.10+
--------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                              14%         22%       21%        49%         44%
========================================================================================================

(1)  For the six months ended November 30, 1996 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method, which more appropriately presents per share data for this period since use of the undistributed net investment income method did not accord with results of operations.
(3)  For the period from November 6, 1992 (inception date) to May 31, 1993.
(4) The investment adviser has waived all or part of its fees for the three years ended May 31, 1996 and the period ended May 31, 1993. If such fees were not waived, the per share effect on net investment income and the expense ratios would have been as follows:

                     Per Share Decreases               Expense Ratios
                  to Net Investment Income           Without Fee Waiver
                ----------------------------    ----------------------------
                1996    1995    1994    1993    1996    1995    1994    1993
                ----    ----    ----    ----    ----    ----    ----    ----
     Class B   $0.02   $0.03   $0.02   $0.02   1.50%   1.52%   1.57%   1.66%+

 *   Amount represents less than $0.01.
+++ Total return is not annualized, as it may not be representative of the total return for the year.
 +   Annualized.

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of each class of capital stock outstanding throughout each period:

Class C Shares                                     1996(1)     1996       1995(2)
===================================================================================
Net Asset Value, Beginning of Period                $9.95     $10.09      $9.28
-----------------------------------------------------------------------------------
Income From Operations:
  Net investment income(3)                           0.23       0.48       0.24
  Net realized and unrealized gain (loss)            0.36      (0.15)      0.86
-----------------------------------------------------------------------------------
Total Income From Operations                         0.59       0.33       1.10
-----------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                             (0.23)     (0.47)     (0.22)
  Overdistribution of net investment income            --         --      (0.01)
  Net realized gains                                   --         --      (0.06)
  Overdistribution of net realized gains               --         --      (0.00)*
-----------------------------------------------------------------------------------
Total Distributions                                 (0.23)     (0.47)     (0.29)
-----------------------------------------------------------------------------------
Net Asset Value, End of Period                     $10.31      $9.95     $10.09
-----------------------------------------------------------------------------------
Total Return                                         6.01%+++   3.26%     12.10%+++
-----------------------------------------------------------------------------------
Net Assets, End of Period (000s)                     $695      $554       $386
-----------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses(3)                                        1.45%+     1.39%     1.38%+
  Net investment income                              4.59+      4.63      4.81+
-----------------------------------------------------------------------------------
Portfolio Turnover Rate                                14%        22%       21%
===================================================================================

(1)  For the six months ended November 30, 1996 (unaudited).
(2)  For the period from December 8, 1994 (inception date) to May 31, 1995.
(3) The investment adviser has waived all or part of its fees for the year ended May 31, 1996 and the period ended May 31, 1995. If such fees were not waived, the per share effect on net investment income and the expense ratios would have been as follows:

                     Per Share Decreases               Expense Ratios
                  to Net Investment Income           Without Fee Waivers
                ----------------------------    ----------------------------
                       1996    1995                     1996    1995
                       ----    ----                     ----    ----
     Class C          $0.02   $0.01                     1.56%   1.56%+

*    Amount represents less than $0.01.
+++ Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.

SMITH BARNEY
ARIZONA MUNICIPALS
FUND INC.


DIRECTORS

Herbert Barg
Alfred J. Bianchetti
Martin Brody
Dwight B. Crane
Burt N. Dorsett
Elliot S. Jaffe
Stephen E. Kaufman
Joseph J. McCann
Heath B. McLendon, Chairman
Cornelius C. Rose, Jr.


OFFICERS

Heath B. McLendon
Chief Executive Officer

Jessica M. Bibliowicz
President

Lewis E. Daidone
Senior Vice President
and Treasurer

Lawrence T. McDermott
Vice President and
Investment Officer

Thomas M. Reynolds
Controller

Christina T. Sydor
Secretary

SMITH BARNEY
--------------------------------
A Member of TravelersGroup[LOGO]

INVESTMENT ADVISER
AND ADMINISTRATOR

Smith Barney Mutual Funds
Management Inc.


DISTRIBUTOR

Smith Barney Inc.


CUSTODIAN

PNC Bank, N.A.


TRANSFER AGENT

First Data Investor Services Group, Inc.
P.O. Box 9134
Boston, MA 02205-9134


This report is submitted for the general information of the shareholders of Smith Barney Arizona Municipals Fund Inc. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Prospectus for the Fund, which contains information concerning the Fund's investment policies and expenses as well as other pertinent information.


SMITH BARNEY ARIZONA
MUNICIPALS FUND INC.

388 Greenwich Street
New York, New York 10013


FD0820 1/97